Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q of Sepracor Inc. (the "Company") for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Timothy J. Barberich, Chief Executive Officer of the Company, and David P. Southwell, Chief Financial Officer of the Company, each hereby certifies pursuant to 18 U.S.C. Section 1350, that:

        (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002	/s/ TIMOTHY J. BARBERICH Timothy J. Barberich Chief Executive Officer
Dated: August 14, 2002	/s/ DAVID P. SOUTHWELL David P. Southwell Chief Financial Officer